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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): March 29, 2004
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                             AsiaInfo Holdings, Inc.
             (Exact name of registrant as specified in its charter)

       Delaware                   001-15713                  752506390
-------------------------  -------------------------  ----------------------
      (State or              (Commission File           (I.R.S. Employer
   other jurisdiction of            Number)              Identification No.)
      incorporation)


      4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street
                    Haidian District, Beijing 100086, China
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code +8610 6250 1658


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         (Former name or former address, if changed since last report)
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Item 5.  Other Events and Regulation FD Disclosure

In order to assist the shareholders of AsiaInfo Holdings, Inc. (the "Company") in their decision at the Company's upcoming annual meeting on April 19, 2004 regarding the recommended ratification of the selection of Deloitte Touche Tohmatsu ("DTT") as the Company's auditor for the fiscal year ending December 31, 2004, the Company is providing a breakdown of tax service fees (the "Tax Fees") paid by the Company to DTT during the fiscal years ended December 31, 2003 and December 31, 2002. The breakdown of the Tax Fees is as follows:

                                            Year Ended December 31,
                                       -------------------------------
                                            2003              2002
                                       -------------     -------------
                                         (in thousands of US dollars)

US and PRC Tax Compliance              $         662     $         515
US and PRC Tax Consulting                        375               244
                                       -------------     -------------
  Total Tax Fees                       $       1,037     $         759
                                       =============     =============

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo Holdings, Inc.

Date: March 29, 2004                      By:  /s/ Ying Han
                                          ------------------------------
                                          Name:  Ying Han
                                          Title: Executive Vice President
                                                 and Chief Financial Officer